UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

February 9, 2026

Date of Report (Date of earliest event reported)

UNIVEST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of principal executive offices)	(Zip Code)

(215) 721-2400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On February 9, 2026, Univest Financial Corporation (the “Company”) extended the expiration date for its offer to exchange (the “Exchange Offer”) any and all of its outstanding 6.00% Fixed-to-Floating Subordinated Notes due 2035 (the “Old Notes”) that were issued in an unregistered offering on November 6, 2025 for newly issued 6.00% Fixed-to-Floating Subordinated Notes due 2035 that have been registered under the Securities Act of 1933 (“New Notes”), upon the terms and conditions set forth in the definitive prospectus relating to the Exchange Offer (the “Prospectus”) as filed with the Securities and Exchange Commission (the “SEC”).

The expiration date for the Exchange Offer was previously 5:00 p.m., Eastern time, on February 9, 2026 and will now be 5:00 p.m., Eastern time, on February 11, 2026, unless further extended. Holders who tender Old Notes prior to such time will receive New Notes. Other than the extension of the expiration date described herein, the terms and conditions of the Exchange Offer remain as set forth in the Prospectus.

UMB Bank, N.A. (“UMB Bank”) is acting as the exchange agent in connection with the Exchange Offer. Holders of the Old Notes may contact UMB Bank at (713) 300-0589 with questions they may have regarding the Exchange Offer. Security holders should direct questions, requests for assistance and requests for copies of the Prospectus to UMB Bank.

IMPORTANT INFORMATION ABOUT THE EXCHANGE OFFER

This Current Report on Form 8-K is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any security. Security holders are strongly urged to carefully review the Prospectus and Registration Statement on Form S-4 (File No. 333-292296) relating to the Exchange Offer, including any amendments and supplements thereto, and the other related documents and materials filed with the SEC, because they contain important information about the Company and the Exchange Offer and are the sole means by which any offer to exchange the Old Notes will be made.

Investors and security holders may obtain a free copy of the Registration Statement on Form S-4, the Prospectus and related materials, and other documents the Company has filed with the SEC, at the SEC’s website, www.sec.gov. Free copies of the Company’s filings with the SEC have been made available on our website, www.univest.net.

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and may be identified by the use of such words as “may,” “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “estimate,” “predict,” “continue,” and “potential,” or the negative of these terms or other comparable terminology. Any or all of the forward-looking statements in this Current Report on Form 8-K may turn out to be wrong. Forward-looking statements can be affected by inaccurate assumptions the Company might make or by known or unknown risks and uncertainties as described in our SEC filings, including, but not limited to, those related to operating, legal and regulatory risks; economic, political and competitive forces; general economic conditions, either nationally or in our market areas, that are worse than expected, included as a result of employment levels and labor shortages, and the effect of a potential recession or slowed economic growth caused by supply chain disruptions or otherwise; legislative, regulatory and accounting changes, including increased assessments by the Federal Deposit Insurance Corporation and changes in the income tax laws and regulations; monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System; demand for our financial products and services in our market area; major catastrophes such as earthquakes, floods or other natural or human disasters and infectious disease outbreaks, the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on us and our customers and other constituencies; inflation or volatility in interest rates that reduce our margins and yields, the fair value of financial instruments or our level of loan originations or prepayments on loans we have made and make or the sale of loans or other assets and/or lead to higher operating costs and higher costs to retain or attract deposits; the imposition of tariffs or other domestic or international governmental policies and retaliatory responses; the impact of the any potential future federal government shutdown; fluctuations in real estate values in our market area; a failure to maintain adequate levels of capital and liquidity to support our operations; the composition and credit quality of our loan and investment portfolios; changes in the level and direction of loan delinquencies, classified and criticized loans and charge-offs and changes in estimates of the adequacy of the allowance for credit losses; changes in the economic assumptions or methodology utilized to calculate the allowance for credit losses; our ability to access cost-effective funding; changes in liquidity, including the size and composition of our deposit portfolio and the percentage of uninsured deposits in the portfolio; our ability to implement our business strategies; our ability to manage market risk, credit risk, interest rate risk and operational risk; timing and amount of revenue and expenditures; adverse changes in the securities markets; the impact of any military conflict, terrorist act or other geopolitical acts; our ability to enter new markets successfully and capitalize on growth opportunities; competition for loans, deposits and employees; system failures or cyber-security breaches of our information technology infrastructure and those of our third-party service providers; the failure to maintain current technologies and/or to successfully implement future information technology enhancements; changes in investor sentiment or consumer spending or savings behavior; our ability to attract and retain key employees; and other risks and uncertainties, including those occurring in the U.S. and international financial systems. Consequently, no forward-looking statement can be guaranteed. The Company does not intend to update any of the forward-looking statements after the date of this Current Report on Form 8-K, or conform such statements to actual events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVEST FINANCIAL CORPORATION

Dated: February 10, 2026	By:	/s/ Brian J. Richardson
	Name:	Brian J. Richardson
	Title:	Senior Executive Vice President and Chief Financial Officer